SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 3, 2006
SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Agreement.
The Company executed Senior Manager Amended and Restated Restricted Stock Agreements (the “Amended Senior Manager Stock Agreements”) dated April 17, 2006 with the following named executive officers:
•	Charles R. Eitel, Chairmen of the Board of Directors and Chief Executive Officer

•	William S. Creekmuir, Executive Vice President, Chief Financial Officer, Assistant Treasurer and Assistant Secretary
The Amended Senior Manager Stock Agreements amended and restated all previous restricted stock agreements between the Company and the above named executive officers to change the vesting schedule and performance targets, among other things.
The Company also executed Amended and Restated Restricted Stock Agreements (the “Amended Stock Agreements”) dated April 17, 2006 with the following named executive officers:
•	Robert P. Burch, Executive Vice President — Operations

•	Stephen G. Fendrich, Executive Vice President — Sales

•	Kristen K. McGuffey, Senior Vice President, General Counsel and Secretary

•	Timothy F. Oakhill, Senior Vice President — Marketing and Licensing
The Amended Stock Agreements amended and restated previous restricted stock agreements between the Company and Mr. Burch (dated September 9, 2005), Ms. McGuffey (dated December 19, 2003) and Mr. Oakhill (dated September 9, 2005 and December 19, 2003) to change the vesting schedule, performance targets and restrictive covenants provisions, among other things. The Amended Stock Agreement dated April 18, 2006 for Mr. Fendrich amended his agreement dated March 31, 2006 to change the length of his restrictive covenants, among other things.
The Company also executed Amended Stock Agreements dated April 18, 2006 with the following directors:
•	Robin Burns-McNeill

•	William P. Carmichael

•	David A. Jones

•	B. Joseph Messner
The Amended Stock Agreements for these directors amended and restated all previous restricted stock agreements between the Company and the above directors to change the vesting schedule and performance targets and eliminate restrictive covenants, among other things.
The Company executed an Amended Senior Managers Stock Agreement dated April 3, 2006 with Rhonda C. Rousch, former Executive Vice President — Human Resources and Assistant Secretary. The Amended Senior Manager Stock Agreement amended and restated Ms. Rousch's earlier agreement dated December 19, 2003 to change the vesting schedule and performance targets, among other things.
The Amended Senior Manager Stock Agreements and Amended Stock Agreements are filed with this report as Exhibits 10.1 through 10.11 and their contents are incorporated by reference into this Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

10.1	Senior Manager Amended and Restated Restricted Stock Agreement between Simmons Company and Charles R. Eitel dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.2	Senior Manager Amended and Restated Restricted Stock Agreement between Simmons Company and William S. Creekmuir dated April 17, 2006, amending earlier agreement dated December 19, 2003.

10.3	Amended and Restated Restricted Stock Agreement between Simmons Company and Robert P. Burch dated April 17, 2006, amending earlier agreement dated September 9, 2005.
10.4	Amended and Restated Restricted Stock Agreement between Simmons Company and Kristen K. McGuffey dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.5	Amended and Restated Restricted Stock Agreement between Simmons Company and Timothy F. Oakhill dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.6	Amended and Restated Restricted Stock Agreement between Simmons Company and Timothy F. Oakhill dated April 17, 2006, amending earlier agreement dated September 9, 2005.
10.7	Amended and Restated Restricted Stock Agreement between Simmons Company and Stephen G. Fendrich dated April 18, 2006, amending earlier agreement dated March 31, 2006.
10.8	Amended and Restated Restricted Stock Agreement between Simmons Company and Robin Burns-McNeill dated April 18, 2006, amending earlier agreement dated December 17, 2004.
10.9	Amended and Restated Restricted Stock Agreement between Simmons Company and William P. Carmichael dated April 18, 2006, amending earlier agreement dated June 21, 2004.
10.10	Amended and Restated Restricted Stock Agreement between Simmons Company and B. Joseph Messner dated April 18, 2006, amending earlier agreement dated August 4, 2004.
10.11	Amended and Restated Restricted Stock Agreement between Simmons Company and David A. Jones dated April 18, 2006, amending earlier agreement dated December 19, 2003.
10.12	Senior Manager Amended and Restated Restricted Stock Agreement between Simmons Company and Rhonda C. Rousch dated April 3, 2006, amending earlier agreement dated December 19, 2003.
SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.
SIMMONS COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date: April 24, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Name

10.1	Senior Manager Amended and Restated Restricted Stock Agreement between Simmons Company and Charles R. Eitel dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.2	Senior Manager Amended and Restated Restricted Stock Agreement between Simmons Company and William S. Creekmuir dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.3	Amended and Restated Restricted Stock Agreement between Simmons Company and Robert P. Burch dated April 17, 2006, amending earlier agreement dated September 9, 2005.
10.4	Amended and Restated Restricted Stock Agreement between Simmons Company and Kristen K. McGuffey dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.5	Amended and Restated Restricted Stock Agreement between Simmons Company and Timothy F. Oakhill dated April 17, 2006, amending earlier agreement dated December 19, 2003.
10.6	Amended and Restated Restricted Stock Agreement between Simmons Company and Timothy F. Oakhill dated April 17, 2006, amending earlier agreement dated September 9, 2005.
10.7	Amended and Restated Restricted Stock Agreement between Simmons Company and Stephen G. Fendrich dated April 18, 2006, amending earlier agreement dated March 31, 2006.
10.8	Amended and Restated Restricted Stock Agreement between Simmons Company and Robin Burns-McNeill dated April 18, 2006, amending earlier agreement dated December 17, 2004.
10.9	Amended and Restated Restricted Stock Agreement between Simmons Company and William P. Carmichael dated April 18, 2006, amending earlier agreement dated June 21, 2004.
10.10	Amended and Restated Restricted Stock Agreement between Simmons Company and B. Joseph Messner dated April 18, 2006, amending earlier agreement dated August 4, 2004.
10.11	Amended and Restated Restricted Stock Agreement between Simmons Company and David A. Jones dated April 18, 2006, amending earlier agreement dated December 19, 2003.
10.12	Senior Manager Amended and Restated Restricted Stock Agreement between Simmons Company and Rhonda C. Rousch dated April 3, 2006, amending earlier agreement dated December 19, 2003.

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